Skillz Reports 2025 Fourth Quarter and Full Year 2025 Results

LAS VEGAS, March 31, 2026 -- Skillz Inc. (NYSE: SKLZ) (“Skillz” or the “Company”), the leading mobile games platform bringing fair competition to players worldwide, today reported financial results for the fourth quarter and fiscal year ended December 31, 2025.

Fourth Quarter 2025 Financial Highlights:
•Revenue of $30.0 million
•Gross profit of $26.5 million
•Net loss of $17.9 million
•Adjusted EBITDA1 loss of $10.0 million
•Paying monthly active users (PMAUs)2 of 141 thousand
•Average revenue per PMAU (ARPPU)3 of $71.1
•Total operating expenses (which does not include cost of revenue) of $42.7 million

Full Year 2025 Financial Highlights:
•Revenue of $104.5 million
•Gross profit of $91.4 million
•Net loss of $70.4 million
•Adjusted EBITDA1 loss of $50.5 million
•Paying monthly active users (PMAUs)2 of 141 thousand
•Average revenue per PMAU (ARPPU)3 of $61.7
•Total operating expenses (which does not include cost of revenue) of $162.9 million
•Cash and cash equivalents of $194.5 million as of December 31, 2025
•Total outstanding debt of $129.7 million as of December 31, 2025

“Throughout 2025, we made meaningful progress executing against our strategic priorities, delivering four consecutive quarters of sequential revenue growth and returning to year-over-year growth in the second half of the year,” said Andrew Paradise, Skillz’ CEO. “Our AI ad-tech segment, RZR, recently rebranded from Aarki, delivered significant growth and achieved positive Adjusted EBITDA for the full year, reflecting the strength of its platform and operating discipline. Paired with continued improvement across the Skillz platform, we are building a more integrated system designed to scale engagement, monetization, and long-term value.”

Gaetano Franceschi, Skillz’ CFO, added, “Our 2025 results reflect improved execution and stronger fundamentals across both the Skillz and RZR businesses. We delivered revenue growth and a 16% year-over-year improvement in Adjusted EBITDA, while continuing to invest in product innovation and marketing with discipline. We ended the year with $195 million in cash and cash equivalents, and remain focused on optimizing our capital structure as we move toward sustained profitability and long-term value creation.”

1. Adjusted EBITDA is a non-GAAP metric; for a reconciliation of each measure against its most comparable GAAP metric, please see the section titled “Use of Non-GAAP Financial Measures” in this press release.
2. “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
3. “Average Revenue per PMAU” or “ARPPU” means the average revenue in a given month divided by PMAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.

Investor Conference Call
Skillz will host a live conference call at 4:30 p.m. ET on April 1, 2026. To access the call, please register using the following link:

https://www.netroadshow.com/events/login?show=204d9fc3&confId=77995

After registering, an email will be sent, including dial-in details and a unique conference call access code and PIN required to join the live call. Access to the live audio webcast of the discussion in listen-only mode will also be available at investors.skillz.com.

A replay of the webcast will be archived on the Company’s investor relations website. An audio replay of the conference call will be available through Thursday, April 7, 2026, and can be accessed by dialing (866) 813-9403 (US) or (929) 458-6194 (international) and entering the passcode 575328.

About Skillz Inc.
Skillz is the leading mobile games platform dedicated to bringing out the best in everyone through competition. The Skillz platform helps developers create multi-million dollar franchises by enabling social competition in their games. Leveraging its patented technology, Skillz hosts billions of casual eSports tournaments for millions of mobile players worldwide, with the goal of building the home of competition for all. Skillz has earned recognition as one of Fast Company’s Best Workplaces for Innovators, CNBC’s Disruptor 50, Forbes’ Next Billion-Dollar Startups, Fast Company’s Most Innovative Companies, and the number-one fastest-growing company in America on the Inc. 5000. Please visit www.skillz.com to learn more.

Use of Non-GAAP Financial Measures
In this press release, the Company includes Adjusted EBITDA, which is a non-GAAP performance measure that the Company uses to supplement its results presented in accordance with U.S. GAAP. The Company’s management believes Adjusted EBITDA is useful in evaluating its operating performance and is a similar measure reported by publicly-listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing this non-GAAP measure, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Non-GAAP operating expense is also included in this press release, which is a non-GAAP financial measure. The Company’s management believes non-GAAP operating expense is useful to investors and analysts as a supplement to its financial information prepared in accordance with GAAP for analyzing operating performance and identifying operating trends in its business. The Company uses non-GAAP operating expense internally to facilitate period-to-period comparisons and analysis in order to make operating decisions. As required by the rules of the Securities and Exchange Commission (the “SEC”), the Company has provided herein a reconciliation of Adjusted EBITDA and non-GAAP operating expense to the most directly comparable measures under GAAP. Adjusted EBITDA and non-GAAP operating expense are not intended to be substitutes for any U.S. GAAP financial measures and, as calculated, may not be comparable to other similarly titled financial measures of other companies in other industries or within the same industry.

The Company defines and calculates Adjusted EBITDA as net income (loss), excluding interest income (expense), net; change in fair value of common stock warrant liabilities; other income (expense), net; provision for (benefit from) income taxes; depreciation and amortization; stock-based compensation expense and related payroll tax expense; and certain other non-cash or non-recurring items impacting net loss from time to time, including, but not limited to charges related to impairment of goodwill and long-lived assets, litigation accruals, loss contingency accruals, gain on extinguishment of debt, gains from litigation settlements, restructuring charges and one-time nonrecurring expenses, as they are not indicative of business operations.

The Company defines and calculates non-GAAP operating expense as GAAP operating expense adjusted for stock-based compensation and other special items determined by management, which may include, but are not limited to acquisition-related expenses for transaction costs, certain loss contingency accruals and restructuring charges, as they are not indicative of business operations.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the Company’s actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, the ability of Skillz to: sustain profitability if Skillz’ revenue continues to decline; effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers who develop and update the games hosted on Skillz’ platform; drive brand awareness with end users; issues in the development and use of artificial intelligence and machine learning; invest in growth and development of employees; comply with laws, regulations and expectations applicable to its business, including with respect to cybersecurity and corporate governance matters; mitigate the commercial, reputational and regulatory risks to our business; remediate during fiscal year 2026 certain non-fully remediated material weaknesses in our internal controls over financial reporting. Additional factors that may cause such differences include other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the Company believes to be reasonable as of this date. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Contacts:
Investors: ir@skillz.com
Media: comms@skillz.com

Skillz Inc.
Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except for number of shares and per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Revenue	$30,011	$17,771	$104,496	$92,865
Costs and expenses:
Cost of revenue	3,511	3,234	13,050	13,405
Research and development	5,519	3,109	20,621	16,747
Sales and marketing	19,321	15,222	71,125	76,360
General and administrative	17,849	20,437	71,118	78,856
Gain from litigation settlement	—	—	(7,500)	(46,000)
Total costs and expenses	46,200	42,002	168,414	139,368
Loss from operations	(16,189)	(24,231)	(63,918)	(46,503)
Interest (expense) income, net	(1,863)	(390)	(5,815)	298
Change in fair value of common stock warrant liabilities	—	—	—	11
Other income (expense), net	199	(452)	(567)	(530)
Loss before income taxes	(17,853)	(25,073)	(70,300)	(46,724)
Provision for income taxes	49	(76)	108	66
Net loss	$(17,902)	$(24,997)	$(70,408)	$(46,790)

Net loss per share attributable to common stockholders:
Basic and diluted	$(1.07)	$(1.42)	$(4.51)	$(2.62)
Weighted average common shares outstanding:
Basic and diluted	16,683,099	17,614,979	15,605,220	17,845,771

Other comprehensive loss:
Change in unrealized gain on available-for-sale investments, net of tax	$—	$—	$—	$7
Foreign currency translation loss	(371)	—	(371)	—
Total other comprehensive loss	(371)	—	(371)	7
Total comprehensive loss	$(18,273)	$(24,997)	$(70,779)	$(46,783)

Skillz Inc.
Consolidated Balance Sheets
(in thousands, except for number of shares and par value per share amounts)

	December 31,	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$194,513	$271,923
Restricted cash	—	9,000
Accounts receivable, net	14,412	4,890
Prepaid expenses and other current assets	7,553	17,342
Total current assets	216,478	303,155
Property and equipment, net	20,776	16,282
Operating lease right-of-use assets, net	1,082	308
Non-marketable equity securities	52,768	52,768
Restricted cash, non-current	1,000	1,000
Other non-current assets	1,351	755
Total non-current assets	76,977	71,113
Total assets	$293,455	$374,268
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$9,713	$9,799
Operating lease liabilities, current	465	1,544
Current portion of long-term debt	127,589	—
Other current liabilities	42,944	54,564
Total current liabilities	180,711	65,907
Non-current liabilities:
Operating lease liabilities, non-current	665	9,338
Long-term debt, net	—	125,654
Other non-current liabilities	259	333
Total non-current liabilities	924	135,325
Total liabilities	181,635	201,232
Stockholders’ equity:
Preferred stock $0.0001 par value; 10 million shares authorized — no shares issued and outstanding as of December 31, 2025 and 2024, respectively	—	—
Common stock $0.0001 par value; 31.3 million shares authorized; Class A common stock – 25.0 million shares authorized; 19.3 million and 18.7 million shares issued; 12.2 million and 13.3 million shares outstanding as of December 31, 2025 and 2024, respectively; Class B common stock - 6.3 million shares authorized; 3.4 million shares issued and outstanding as of December 31, 2025 and 2024, respectively	1	1
Additional paid-in capital	1,245,462	1,226,642
Accumulated other comprehensive loss	(371)	—
Accumulated deficit	(1,091,666)	(1,021,258)
Treasury shares, at cost, 7.1 million and 5.4 million shares as of December 31, 2025 and 2024, respectively	(41,606)	(32,349)
Total stockholders’ equity	111,820	173,036
Total liabilities and stockholders’ equity	$293,455	$374,268

Skillz Inc.
Consolidated Statement of Cash Flows
(in thousands)

	Twelve Months Ended December 31,
	2025	2024
Operating Activities
Net loss	$(70,408)	$(46,790)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,381	1,665
Stock-based compensation	19,580	30,015
Accretion of unamortized debt discount and amortization of debt issuance costs	1,935	1,719
Non-cash lease expense	306	—
Change in fair value of common stock warrant liabilities	—	(11)
(Recoveries of) provision for bad debt	(16)	221
Changes in operating assets and liabilities:
Accounts receivable	(9,506)	831
Prepaid expenses and other assets	9,193	(8,683)
Accounts payable	411	7,022
Operating lease liabilities	(10,369)	(298)
Other accruals and liabilities	(11,434)	7,235
Net cash used in operating activities	(68,927)	(7,074)
Investing Activities
Purchases of property and equipment	(1,403)	(668)
Capitalization of software development costs	(4,734)	(1,841)
Purchases of marketable securities	—	(5)
Proceeds from sales of marketable securities	—	1,137
Net cash used in investing activities	(6,137)	(1,377)
Financing Activities
Principal payments on finance leases obligations	(462)	(869)
Repurchase of common stock	(9,257)	(19,349)
Issuance of common stock, net of proceeds from exercise of stock options	(1,256)	(1,436)
Net cash used in financing activities	(10,975)	(21,654)
Effect of exchange rates on cash and cash equivalents	(371)	—
Net change in cash, cash equivalents and restricted cash	(86,410)	(30,105)
Cash, cash equivalents and restricted cash – beginning of year	281,923	312,028
Cash, cash equivalents and restricted cash – end of year	$195,513	$281,923

Skillz Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA Loss
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Net loss	$(17,902)	$(24,997)	$(70,408)	$(46,790)
Interest expense (income), net	1,863	390	5,815	(298)
Provision (benefit) for income taxes	49	(76)	108	66
Depreciation and amortization	796	477	1,381	1,665
Stock-based compensation	5,359	7,121	19,580	30,015
Change in fair value of common stock warrant liabilities	—	—	—	(11)
Gain from litigation settlement(1)	—	—	(7,500)	(46,000)
Other (income) expense, net	(199)	452	567	530
Adjusted EBITDA loss	$(10,034)	$(16,633)	$(50,457)	$(60,823)
(1) For the twelve months ended December 31, 2025 and 2024, amount includes gain on litigation settlement with AviaGames.

Skillz Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Research and development	$5,519	$3,109	$20,621	$16,747
Less: stock-based compensation	(624)	(190)	(1,173)	(841)
Non-GAAP research and development	$4,895	$2,919	$19,448	$15,906

Sales and marketing	$19,321	$15,222	$71,125	$76,360
Less: stock-based compensation	(660)	(1,582)	(3,189)	(6,467)
Non-GAAP sales and marketing	$18,661	$13,640	$67,936	$69,893

General and administrative	$17,849	$20,437	$71,118	$78,856
Less: stock-based compensation	(4,075)	(5,346)	(15,214)	(22,697)
Non-GAAP general and administrative	$13,774	$15,091	$55,904	$56,159

Skillz Inc.
Supplemental Financial Information

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Gross marketplace volume (“GMV”) (000s)(1)	$139,326	$127,079	$541,853	$608,248
Paying monthly active users (“PMAUs”) (000s)(2)	141	110	141	118
Monthly active users (“MAUs”) (000s)(3)	506	753	658	816
Average GMV per PMAU(4)	$330.3	$385.1	$319.8	$429.6
Average GMV per MAU(5)	$91.9	$56.3	$68.7	$62.1
Average revenue per PMAU (“ARPPU”)(6)	$71.1	$53.9	$61.7	$66.6
Average revenue per MAU (“ARPU”)(7)	$19.8	$7.9	$13.2	$9.6
PMAU to MAU ratio	28%	15%	21%	14%
Average end-user incentives, included as sales and marketing expense, per PMAU(8)	$18	$19	$20	$26
Average end-user incentives, included as sales and marketing expenses, per MAU(9)	$5	$3	$4	$4

(1) “Gross Marketplace Volume” or “GMV” means the total entry fees paid by users for contests hosted on Skillz’ platform. Total entry fees include entry fees paid by end-users using cash deposits, prior winnings from end-users’ accounts that have not been withdrawn, and end-user incentives used to enter paid entry fee contests.
(2) “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(3) “Monthly Active Users” or “MAUs” means the number of playing end-users who entered into a paid or free contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(4) “Average GMV per PMAU” means the average GMV in a given month divided by PMAUs in that month, averaged over the period.
(5) “Average GMV per MAU” means the average GMV in a given month divided by MAUs in that month, averaged over the period.
(6) “Average Revenue per PMAU” or “ARPPU” means the average revenue in a given month divided by PMAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(7) “Average Revenue per MAU” or “ARPU” means the average revenue in a given month divided by MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(8) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by PMAUs in that month, averaged over the period.
(9) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by MAUs in that month, averaged over the period.